PUTNAM HIGH YIELD TRUST
                   Prospectus Supplement dated December 4, 1995
            to Prospectus dated January 1, 1995 as revised July 1, 1995

 Jin W. Ho, Managing Director of Putnam Investment Management, Inc. ("Putnam Management") and Vice President of the Fund, and Jennifer E. Leichter and Rosemary H. Thomsen, each a Senior Vice President of Putnam Management and a Vice President of the Fund, have had primary responsibility for the day-to-day management of the Fund's portfolio since 1989, in the case of Mr. Ho, and December, 1995, for Ms. Leichter and Ms. Thomsen. Mr. Ho, Ms. Leichter and Ms. Thomsen have been employed by Putnam Management since 1983, 1987 and 1986, respectively.
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